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                                                                   EXHIBIT 23(a)

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 6, 1998 included in International Paper Company's Annual Report on Form 10-K/A for the year ended December 31, 1997 and to all references to our firm included in this document.

                                          By:   /s/ ARTHUR ANDERSEN LLP
                                          --------------------------------------
                                          ARTHUR ANDERSEN LLP

New York, N.Y.
March 29, 1999